WINTON DIVERSIFIED OPPORTUNITIES FUND

(the “Fund”)

Supplement dated March 28, 2018

to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Based on the recommendation of Winton Capital US LLC, the investment adviser of the Fund, the Board of Trustees of the Fund has approved the closing of the Fund to all investments by new and existing shareholders effective immediately.

Please retain this supplement for future reference.

WIN-SK-018-0100